                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities and Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ X ]  Preliminary Proxy Statement     [  ] Confidential, for Use of the
                                            Commission Only (as
                                            permitted by Rule 14a-6(e)(2))

[  ] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

-------------------------------------------------------------------------------
                                   SSGA FUNDS
-------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box:)

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)    Title of each class of securities to which transactions applies:
     (2)    Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rules 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)    Proposed maximum aggregate value of transaction:
     (5)    Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                                   SSgA FUNDS
                             ONE INTERNATIONAL PLACE
                           BOSTON, MASSACHUSETTS 02110
             ------------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                     OF THE SSgA TUCKERMAN ACTIVE REIT FUND
                          TO BE HELD ON AUGUST 27, 2001
             ------------------------------------------------------

To the shareholders of the SSgA Tuckerman Active REIT Fund:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the SSgA Tuckerman Active REIT Fund (the "Fund"), a series of SSgA Funds, will be held at the offices of Frank Russell Investment Management Company, 909 A Street, Tacoma, Washington, on August 27, 2001, at 11:00 a.m. local time, to vote on a proposal to approve a sub-advisory agreement among SSgA Funds Management, Inc., SSgA Funds, and The Tuckerman Group LLC.

         Shareholders may also consider and act upon such other matters as may properly come before the Meeting or any adjournments thereof. The proposals are discussed in greater detail in the accompanying proxy statement.

         The Board of Trustees has fixed the close of business on July 16, 2001 as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, such Meeting and any adjournment thereof.

                       By order of the Board of Trustees,


                       J. David Griswold
                       Vice President and Secretary

         July 30, 2001

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING! Whether or not you expect to be present at the meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope, which needs no postage if mailed in the United States. If you desire to vote in person you may revoke your proxy prior to the Meeting.

                           - YOUR VOTE IS IMPORTANT -
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.


                    INSTRUCTIONS FOR EXECUTING THE PROXY CARD

         The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your card properly.

     1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to one of the names shown on the proxy card.

     3. ALL OTHER ACCOUNTS: When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                   SSgA FUNDS
                             ONE INTERNATIONAL PLACE
                           BOSTON, MASSACHUSETTS 02110

                                 PROXY STATEMENT
                                       FOR
                       SPECIAL MEETING OF SHAREHOLDERS OF
                       THE SSgA TUCKERMAN ACTIVE REIT FUND

                          TO BE HELD ON AUGUST 27, 2001


                 VOTING, REVOCATION AND SOLICITATION OF PROXIES

SPECIAL MEETING

This proxy statement is being furnished to the shareholders of the SSgA Tuckerman Active REIT Fund (the "Fund"), a series of SSgA Funds, a Massachusetts business trust (the "Trust"), in connection with the solicitation of proxies by and on behalf of the Trust's Board of Trustees for use at a Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the office of Frank Russell Investment Management Company (the "Administrator"), the Fund's administrator, 909 A Street, Tacoma, Washington 98402, on August 27, 2001, at 11:00 a.m., local time, and any adjournments thereof. The Meeting is being held to vote on a proposal to approve a sub-advisory agreement among SSgA Funds Management, Inc. ("SFM"), the Trust, and The Tuckerman Group LLC ("Tuckerman"). SFM is the Fund's investment adviser. The Trust is registered with the Securities and Exchange Commission as an Investment Company under the Investment Company Act of 1940, as amended (the "1940 Act"). This proxy statement is first being mailed to shareholders on or about July 30, 2001.

The Fund's annual report is not being provided with this proxy statement. However, the Fund will furnish, without charge, a copy of the annual report and the most recent semi-annual report to you upon request by calling Russell Fund Distributors, Inc. (the "Distributor"), the Fund's distributor, at
(800) 647-7327, or by writing them at One International Place, Boston, Massachusetts 02110. You may also access this information on the SSgA Funds' website at www.ssgafunds.com, under "Forms and Applications - Annual Reports". SFM is located at One International Place, Boston, Massachusetts 02110.

RECORD DATE

The Board of Trustees of the Trust has fixed the close of business on July 16, 2001 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting and any adjournments thereof. Only holders of record of shares of the Fund at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting and at any adjournments thereof. At the close of business on the Record Date, there were ___________________ shares of the Fund issued and outstanding and entitled to vote at the Meeting.

The holder of each full share of beneficial interest of the Fund outstanding as of the close of business on the Record Date is entitled to one vote for each share held of record upon each matter properly submitted to the Meeting or any adjournments thereof for vote by shareholders of the Fund, with a proportionate vote for each fractional share.

PROXIES

Shareholders of the Fund are requested to complete, date, sign and promptly return in the enclosed envelope the accompanying form of proxy. If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the proxy unless such proxy has previously been revoked. Unless instructions to the contrary are marked on the proxy, the proxy will be voted FOR the proposal described in this proxy statement and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting or any adjournments thereof. The Board of Trustees does not know of any matter to be considered at the Meeting other than the matter referred to in the Notice of Special Meeting accompanying this proxy statement.

Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her shares in person or by submitting, prior to the date of the Meeting, a written notice of revocation or a subsequently dated proxy to the following: SSgA Tuckerman Active REIT Fund, 909 A Street, Tacoma, Washington 98402, Attention: Legal Department.

In the event a quorum is not present at the Meeting or sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on any other matter to properly come before the Meeting prior to such adjournment if sufficient votes to approve such matters have been received and such vote is otherwise appropriate. Any adjournment of the Meeting will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy and voting. Abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be counted as shares that are present for purposes of determining the presence of a quorum and will have the effect of a vote against the proposal set forth in this proxy statement.

SOLICITATION OF PROXIES

In addition to the solicitation of proxies by mail, officers of the Trust, officers and regular employees of SFM, the Administrator and the Distributor may also solicit proxies by telephone or telegraph or in person. The Trust may also retain a proxy solicitation firm to assist in the solicitation of proxies. The cost of retaining such a firm would depend upon the amount and types of services rendered. The costs of solicitation and expenses incurred in connection with preparing this proxy statement and its enclosures, including any cost of retaining a proxy solicitation firm, will be borne by Tuckerman. The cost is estimated to be $__________.

                                    PROPOSAL

                       APPROVAL OF SUB-ADVISORY AGREEMENT
                 AMONG SSgA FUNDS MANAGEMENT, INC., SSgA FUNDS,
                           AND THE TUCKERMAN GROUP LLC


Synopsis

The Board of Trustees of the Trust is asking shareholders of the Fund to approve a sub-advisory agreement (the "Sub-Advisory Agreement") between SFM, the Trust and Tuckerman. The Sub-Advisory Agreement became necessary because of an internal restructuring (the "Restructuring") among the investment advisory organizations controlled by State Street Corporation, the ultimate parent of SFM and Tuckerman, but is not expected to materially affect the investment management services provided to the Fund. The Sub-Advisory Agreement will not change the management fee payable by the Fund. A copy of the Sub-Advisory Agreement is attached as APPENDIX A to this Proxy. For more information on the Sub-Advisory Agreement, please see "THE SUB-ADVISORY AGREEMENT AND FEES THEREUNDER" below.

Before the Restructuring, Tuckerman was a division of SFM. Now, however, Tuckerman is a separate legal entity. Arthur Hurley, the Fund's portfolio manager, is currently a dual employee of SFM and Tuckerman but will, following approval of a new agreement between Tuckerman and the Fund, perform his services to the Fund solely in his capacity as an employee of Tuckerman. Because Tuckerman is its own legal entity rather than being part of SFM, it must enter into a separate agreement (i.e., the Sub-Advisory Agreement) to be able to provide services to the Fund. For more information on the Restructuring, please see "INTERNAL REORGANIZATION OF STATE STREET NECESSITATING THE PROPOSAL FOR SUB-ADVISORY SERVICES" below.

Under the Sub-Advisory Agreement, Tuckerman will be responsible for the day-to-day management of the Fund's investments. SFM will continue to be responsible for the overall performance of the Fund and will supervise Tuckerman. Tuckerman will also be subject to the supervision of the Board of Trustees. For more information on the Sub-Advisory Agreement, please see "THE SUB-ADVISORY AGREEMENT AND FEES THEREUNDER" below.

THE SUB-ADVISORY AGREEMENT AND FEES THEREUNDER

The Board of Trustees approved the Sub-Advisory Agreement, subject to shareholder approval, on July 16, 2001. The Sub-Advisory Agreement has not been executed and is not currently in effect. The parties to the Sub-Advisory Agreement are SFM, the Trust and Tuckerman. Under the Sub-Advisory Agreement, Tuckerman will provide day-to-day portfolio management services to the Fund. SFM will continue to be responsible for the overall performance of the Fund. In this regard, SFM will monitor and supervise the activities of Tuckerman. SFM will also monitor compliance by Tuckerman with applicable regulations and will assist Tuckerman in developing adequate compliance controls. In addition, SFM will continue to interact with the Board with respect to all reporting functions and will continue to be the party responding to inquiries by the Board with respect to portfolio management, compliance and other matters. Tuckerman's performance will also be supervised by the Board of Trustees.

For its services as adviser to the Fund, SFM receives an annual management fee (the "Management Fee") of the .65% of the Fund's average daily net assets. Out of this Management Fee, SFM will compensate Tuckerman for its sub-adviser duties. The Management Fee is accrued daily and payable monthly on the first day of each month by the Fund, at the rate of 1/365th of the Fund's average daily net assets. SFM has contractually agreed to reimburse the Fund to the extent that total expenses exceed 1.00% of average daily net assets on an annual basis until December 31, 2002. For the fiscal year ended August 31, 2000, the Fund paid total management fees of $236,878. SFM reimbursed management fees of $25,828 in fiscal 2000. Therefore, the Fund paid total management fees of $211,050 to SFM in fiscal 2000. The Fund paid the following brokerage commissions to affiliated broker-dealers during the fiscal year ended August 31, 2000: Salomon Smith Barney, Inc. -- $5,265; State Street Brokerage Services, Inc. -- $1,375.

As consideration for the services provided to the Fund, Tuckerman will receive from SFM an annual sub-advisory fee of 0.325% of the Fund's average daily net assets. The fee is accrued daily at the rate of 1/365th of the applicable management fee rate and payable monthly on the first business day of each month. This sub-advisory fee amounts to half of .65% Management Fee SFM receives from the Fund. Because SFM will pay all of Tuckerman's fees, the Sub-Advisory Agreement will not affect the fees paid by the Fund to SFM.

The individuals directly and indirectly responsible for managing the Fund's investment will not change as a result of the proposed Sub-Advisory Agreement, and these individuals will continue to have access to the same resources for managing the assets of the Fund as are currently available through SFM. The Sub-Advisory Agreement will not affect the services provided to the Fund by State Street as Custodian and Transfer Agent.

The Sub-Advisory Agreement is terminable by the Trust by a vote of the Trustees who are not interest persons (the "Independent Trustees") or by a vote of either the entire Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to Tuckerman. The Sub-Advisory Agreement may also be terminated by SFM on 90 days' written notice to Tuckerman, or by Tuckerman upon 90 days' written notice to SFM and the Trust. The Sub-Advisory Agreement would automatically terminate in the event of its "assignment" (as this term is defined in the 1940 Act).

INTERNAL REORGANIZATION OF STATE STREET NECESSITATING THE PROPOSAL FOR SUB-ADVISORY SERVICES

Before the Restructuring, with respect to services being provided to the Fund, Tuckerman personnel have operated as a division within SFM. After the Restructuring, Tuckerman is its own legal entity, a partially owned subsidiary of State Street Corporation. The principal address of State Street Corporation is 225 Franklin Street, Boston, MA 02110. Tuckerman is held 70% by State Street Global Alliance, LLC and 30% by Tuckerman's senior management. State Street Global Alliance, LLC is ultimately owned by State Street Corporation (66 2/3%) and Stichting Pensioenfonds ABP (33 1/3%). As a separate legal entity, it is necessary for Tuckerman to operate under its own contracts, hence necessitating the Sub-Advisory Agreement. The principal address for State Street Global Alliance, LLC is Two International Place, 18th Floor, Boston, MA 02110. The principal address for Stichting Pensioenfonds ABP is Oude Lindestraat 70, 6411 EJ Heerlen, The Netherlands.

SUB-ADVISER

Tuckerman is an independently managed investment adviser focused on real estate investments and strategic advisory services. Tuckerman is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940. Part of State Street Global Advisor's Global Alliance Group, Tuckerman manages public and private real estate investments for institutional and individual clients through a series of specialized programs. Tuckerman has its headquarters in Purchase, New York, and has additional offices in Boston and Chicago. Its principal address is Two Manhattanville Road, Centre 2/Suite 207, Purchase, NY 10577. Since its founding in 1998, Tuckerman has grown to over $700 million in real estate assets under management as of May 31, 2001. Tuckerman does not serve as adviser to any other registered investment companies which have substantially similar investment objectives as the Fund.

The Tuckerman Group's capabilities include direct, private real estate investments as well as management of public real estate securities portfolios, such as REITs. Tuckerman brings to its clients years of considerable investment, development (ground-up and valued added), asset management, leasing and capital market experience.

The following is a list of the directors and principal officers of Tuckerman, and each director or officer's address and principal occupation.

                 NAME            CAPACITY WITH                 BUSINESS NAME AND ADDRESS
                                  TUCKERMAN
Charles J. Lauckhardt          Director, President and CEO      The Tuckerman Group
                                                                Two Manhattanville Road
                                                                Centre 2 / Suite 207
                                                                Purchase, NY  10577
Glen S. Weisberg               Managing Director                The Tuckerman Group
                                                                311 South Wacker Drive, Suite 5525
                                                                Chicago, IL  60606
Arthur J. Hurley               Managing Director                The Tuckerman Group
                                                                c/o State Street Global Advisors
                                                                Two International Place
                                                                Boston, MA  02110
Steven de Bara                 Vice President and Controller    The Tuckerman Group
                                                                Two Manhattanville Road
                                                                Centre 2 / Suite 207
                                                                Purchase, NY  10577
Donald E. Conover              Director                         Principal
                                                                State Street Global Advisors
                                                                Two International Place
                                                                Boston, MA  02110
Nicholas A. Lopardo            Director                         Vice Chairman and CEO
                                                                State Street Global Advisors
                                                                Two International Place
                                                                Boston, MA  02110
John R. Snow                   Director                         Executive Vice President
                                                                State Street Global Advisors
                                                                Two International Place
                                                                Boston, MA  02110

PORTFOLIO MANAGEMENT OF THE FUND

If the shareholders of the Fund approve the Sub-Advisory Agreement and Tuckerman becomes the named sub-adviser, there will be no anticipated material changes in the portfolio composition or the investment practices of the Fund. In fact, Mr. Arthur Hurley, CFA, will remain as the Fund's lead portfolio manager. Mr. Hurley currently carries dual employment status with SFM as well as Tuckerman, for which he serves as Senior Equity Analyst. Upon approval and execution of the Sub-Advisory Agreement, Mr. Hurley will become an employee of Tuckerman but not of SFM and will no longer have dual employment status.

Mr. Hurley joined State Street in 1995 and worked on the development and launch of the Fund and has been the Fund's portfolio manager since April 2000. Prior to his current responsibilities, Mr. Hurley was an Equity Analyst, specializing in Real Estate Investment Trusts, for the Tuckerman Group. He also is in charge of the creation and modification of model REIT portfolios. Before joining Tuckerman, Mr. Hurley worked for State Street Global Advisors' Active Fixed Income Group, where he managed portfolios, traded fixed-income instruments, and conducted credit analysis. Mr. Hurley is a member of the Association of Investment Management and Research and the Boston Security Analysts Society. Mr. Hurley graduated CUM LAUDE from the University of Massachusetts/Dartmouth with a BA in Finance.


                     DELIBERATIONS OF THE BOARD OF TRUSTEES

At its regular meeting held on July 16, 2001, the Board of Trustees approved in substantial form the proposed Sub-Advisory Agreement and agreed to submit the proposed Sub-Advisory Agreement to shareholders of the Fund pursuant to a unanimous vote of both the full Board of Trustees and the Independent Trustees. SFM provided substantial information to the Trustees to assist them in their deliberations. In its consideration of the Sub-Advisory Agreement, the Trustees considered that, by structuring the relationship with Tuckerman as a sub-advisory agreement, the Fund will be able to benefit from Tuckerman's portfolio management expertise while, at the same time, Tuckerman and the Fund will continue to have access to the substantial resources of SFM and its affiliated organizations with respect to the day-to-day operational activities of the Fund and Tuckerman. In addition, because SFM will continue to be responsible for the overall performance of the Fund and will monitor and supervise the activities of Tuckerman, SFM will continue to be the point-of-contact for the Board with respect to all aspects of management of the Fund, including portfolio management, and compliance and related matters. The Sub-Advisory Agreement permits the Fund: (a) to retain the current portfolio investment personnel; (b) to retain SFM to perform oversight and supervisory responsibilities; (c) maintain continuity in the type and quality of investment management services provided to the Fund; and (d) to maintain continuity in the day-to-day management of the Fund.

If approved by shareholders, the Sub-Advisory Agreement would take effect on September 1, 2001 (or, if later, the first day of the month following approval) and would continue in force until April 12, 2002 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Trustees who are not "interested persons" of the Trust; and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the Fund.


                              SHAREHOLDER APPROVAL

To become effective, the proposal herein must be approved by the "vote of a majority of the outstanding voting securities", which is defined under the 1940 Act as the lesser of the vote of (i) 67% or more of the Shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding Shares of the Fund entitled to vote thereon. The Board of Trustees unanimously determined to submit this proposal for consideration by the shareholders of the Fund. THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE "FOR" APPROVAL OF THE SUB-ADVISORY CONTRACT AMONG SSgA FUNDS MANAGEMENT, INC., THE SSgA FUNDS, AND THE TUCKERMAN GROUP LLC.


                       NO ANNUAL MEETINGS OF SHAREHOLDERS

Under the Trust's First Amended and Restated Master Trust Agreement, as amended (the "Trust Agreement"), no annual or special meetings of shareholders are required. Therefore, there will ordinarily be no meetings of shareholders of the Fund unless required by the 1940 Act. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to 909 A Street, Tacoma, Washington 98402,
Attention: Legal Department. Shareholder proposals should be received 60 days before the solicitation is made.

         Under the Trust Agreement, any Trustee may be removed with or without cause at any time: (i) by written instrument signed by at least two-thirds of the number of Trustees in office immediately prior to such removal, specifying the date upon which such removal shall become effective; (ii) by vote of shareholders holding not less than two-thirds of the shares then outstanding, cast in person or by proxy at any meeting called for the purpose; or (iii) by a written declaration signed by shareholders holding not less than two-thirds of the shares then outstanding, filed with the Trust's custodian. Holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more Trustees.

In addition, if 10 or more shareholders who have been shareholders for at least six months and who hold in the aggregate either shares with a net asset value of at least $25,000 or at least 1% of the outstanding shares of the Trust, whichever is less, inform the Trustees in writing that they wish to communicate with other shareholders of the Trust, the Trustees will either give such shareholders access to the shareholder list or offer to forward materials to shareholders on their behalf at a stated cost. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with any order entered by the Commission and the requirements of the 1940 Act and the Securities Exchange Act of 1934.


                    OTHER MATTERS TO COME BEFORE THE MEETING

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

                                By Order of the Board of Trustees,



                                J. David Griswold
                                Vice President and Secretary

July 30, 2001

                        INVESTMENT SUB-ADVISORY AGREEMENT
                                    BETWEEN
                           SSGA FUNDS MANAGEMENT, INC.
                                      AND
                             THE TUCKERMAN GROUP LLC

This Agreement is made as of this __ day of ____, 2001, between SSgA Funds Management, Inc., a Massachusetts corporation (the "Adviser") and The Tuckerman Group LLC, a Delaware limited liability company (the "Sub-Adviser").

WHEREAS, the Adviser is in the business of providing investment advisory services; and

WHEREAS, the Sub-Adviser is in the business of providing investment advisory services; and

WHEREAS, The SSgA Funds (the "Investment Company") is a Massachusetts business trust that is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), currently consisting of multiple portfolio series, each having its own investment policy; and

WHEREAS, the SSgA Tuckerman Active REIT Fund (the "Fund") is one portfolio series of the Investment Company; and

WHEREAS, pursuant to the Investment Advisory Agreement between the Investment Company and the Adviser, dated the 1st of May, 2001, the Adviser is required to perform investment advisory services to the Investment Company; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment advisory services to the Investment Company with respect to the Fund, and the Sub-Adviser is willing to render such services;

NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto agree as follows:

1. APPOINTMENT OF SUB-ADVISER. The Adviser hereby appoints the Sub-Adviser to act as investment sub-adviser to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Adviser warrants that the Sub-Adviser has been duly appointed to act hereunder.

2. ADVISORY DUTIES. The Sub-Adviser shall formulate and implement a continuous investment program for the Fund, including the purchase, retention and disposition of investments therefor, in accordance with the Fund's investment objective and policies as stated in the Investment Company's Registration Statement. The Sub-Adviser's duties hereunder are subject to the following understandings:

     (a) Subject to the supervision and control of the Adviser, the Sub-Adviser shall provide supervision of investments, furnish a continuous investment program for the Fund, determine from time to time what investments or securities will be purchased, retained or sold by the Fund, and what portion of the assets will be invested or held uninvested as cash;

     (b) The Sub-Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Master Trust Agreement, By-Laws and Registration Statement of the Investment Company and with the instructions and directions of the Adviser, provided, however, the Sub-Adviser shall not be responsible for acting contrary to any of the foregoing that are changed without notice of such change to the Sub-Adviser; and the Sub-Adviser shall conform to and comply with the applicable requirements of the 1940 Act and all other applicable federal or state laws and regulations;

     (c) The Sub-Adviser shall promptly communicate to the Adviser such information relating to Fund transactions as the Adviser may reasonably request. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased, provided that in the opinion of the Sub-Adviser, all accounts are treated equitably and fairly. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transactions, shall be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients;

     (d) The Sub-Adviser shall maintain books and records with respect to the Investment Company's securities transactions and shall render to the Adviser such periodic and special reports as the Adviser may reasonably request;

     (e) The Sub-Adviser shall provide the Adviser with a list of all securities transactions as reasonably requested by the Adviser;

     (f) the investment advisory services of the Sub-Adviser with respect to the Fund under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others.

3. EXECUTION AND ALLOCATION OF PORTFOLIO BROKERAGE COMMISSION. The Sub-Adviser, subject to and in accordance with any directions which the Investment Company's Board of Trustees may issue from time to time, shall place, in the name of the Investment Company, orders for the execution of the securities transactions in which the Fund is authorized to invest. When placing such orders, the primary objective of the Sub-Adviser shall be to obtain the best net price and execution for the Investment Company but this requirement shall not be deemed to obligate the Sub-Adviser to place any order solely on the basis of obtaining the lowest commission rate if the other standards set forth in this section have been satisfied. The Investment Company recognizes that there are likely to be many cases in which different brokers are equally able to provide such best price and execution and that, in selection among such brokers with respect to particular trades, it is desirable to choose those brokers who furnish "brokerage and research services" (as defined in Section 29(e)(3) of the Securities and Exchange Act of 1934) or statistical quotations and other information to the Investment Company and/or the Sub-Adviser in accordance with the standards set forth below. Moreover, to the extent that it continues to be lawful to do so and so long as the Board determines as a matter of general policy that the Investment Company will benefit, directly or indirectly, by doing so, the Sub-Adviser may place orders with a broker who charges a commission that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of brokerage and research services provided by that broker. Accordingly, the Investment Company and the Sub-Adviser agree that the Sub-Adviser shall select brokers for the execution of the Fund's securities transactions from among:

     a. Those brokers and dealers who provide brokerage and research services, or statistical quotations and other information to the Investment Company, specifically including the quotations necessary to determine the Investment Company's net assets, in such amount of total brokerage as may reasonably be required in light of such services.

     b. Those brokers and dealers who provide brokerage and research services to the Sub-Adviser and/or its affiliated corporations which relate directly to portfolio securities, actual or potential, of the Investment Company, or which place the Sub-Adviser in a better position to make decisions in connection with the management of the Investment Company's assets, whether or not such data may also be useful to the Sub-Adviser and its affiliates in managing other portfolios or advising other clients, in such amount of total brokerage as may reasonably be required.

     c. Affiliated brokers of Adviser, when the Sub-Adviser has determined that the Fund will receive competitive execution, price and commissions. The Sub-Adviser shall render regular reports to the Investment Company, not more frequently than quarterly, of how much total brokerage business has been placed with affiliated brokers of Adviser, and the manner in which the allocation has been accomplished.

The Sub-Adviser agrees that no investment decision will be made or influenced by a desire to provide brokerage for allocation in accordance with the foregoing, and that the right to make such allocation of brokerage shall not interfere with the Sub-Adviser's primary duty to obtain the best net price and execution for the Investment Company.

4. BOOKS AND RECORDS. The Sub-Adviser shall keep the Investment Company's books and records required to be maintained by it pursuant to paragraph 2(d) hereof. The Sub-Adviser agrees that all records which it maintains for the Investment Company are the property of the Investment Company and it shall surrender promptly to the Investment Company any of such records upon the Investment Company's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by Rule 31a-1(f) of the Commission under the 1940 Act. Nothing herein shall prevent the Sub-Adviser from maintaining its own records as required by law, which may be a duplication of the Investment Company's records.

5. REPORTS TO SUB-ADVISER. The Investment Company agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to stockholders, sales literature or other material prepared for distribution to shareholders of the Investment Company or the public, which refer in any way to the Sub-Adviser, ten (10) days prior to use thereof and not to use such material if the Sub-Adviser should object thereto in writing within seven (7) days after receipt of such material; provided, however, that the Sub-Adviser hereby approves all uses of its name which merely refer in accurate terms to its appointment as investment adviser hereunder, which, merely identifies the Investment Company, or which are required by the Securities and Exchange Commission or a state securities commission. In the event of termination of this Agreement, the Investment Company shall, on written request of the Sub-Adviser, forthwith delete any reference to the Sub-Adviser from any materials described in the preceding sentence. The Investment Company shall furnish or otherwise make available to the Sub-Adviser such other information relating to the business affairs of the Investment Company as the Sub-Adviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

6. PROXIES. Unless the Adviser or the Investment Company gives written instructions to the contrary, the Sub-Adviser shall vote or not vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested. The Sub-Adviser shall use its best good faith judgment to vote or not vote such proxies in a manner which best serves the interests of the Investment Company's shareholders.

7. EXPENSES. During the term of this Agreement, the Sub-Adviser shall pay all of its own expenses incurred by it in connection with its activities under this Agreement and the Adviser and/or Fund of the Investment Company, as they may agree from time to time, shall bear all expenses that are incurred in their operations not specifically assumed by the Sub-Adviser.

Expenses borne by the Fund will include but not be limited to the following (or the Fund's proportionate share of the following): (a) brokerage commissions relating to securities purchased or sold by the Fund or any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by the Investment Company's administrator; (c) expenses of organizing the Investment Company and the Fund; (d) filing fees and expenses relating to the registration and qualification of the Fund's shares and the Investment Company under federal or state securities laws and maintaining such registrations and qualifications; (e) fees and salaries payable to the Investment Company's

Trustees and officers who are not officers or employees of the Investment Company's administrator, any investment adviser or underwriter of the Investment Company; (f) taxes (including any income or franchise taxes) and governmental fees; (g) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (h) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Investment Company or the Fund for violation of any law; (i) legal, accounting and auditing expenses, including legal fees of special counsel for the independent Trustees; (j) charges of custodians, transfer agents and other agents; (k) costs of preparing share certificates (if any);
(l) expenses of setting in type and printing Prospectuses and Statements of Additional Information and supplements thereto for existing shareholders, reports and statements to shareholders and proxy material; (m) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Investment Company or the Fund; and (n) fees and other expenses incurred in connection with membership in investment company organizations.

8. COMPENSATION OF THE SUB-ADVISER. For the services to be rendered by the Sub-Adviser as provided in this Agreement the Adviser shall pay to the Sub-Adviser such compensation as is designated in Exhibit A to this Agreement.

9. LIMITATION OF SUB-ADVISER'S LIABILITY; INDEMNIFICATION. In the absence of (a) willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in performance of its obligations and duties hereunder, (b) reckless disregard by the Sub-Adviser of its obligations and duties hereunder, or (c) a loss resulting from a beach of fiduciary duty with respect to the receipt of compensation for services (in which case, any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) (each of which is hereby referred to as a "Culpable Act"), the Sub-Adviser shall not be subject to any liability whatsoever to the Adviser or the Investment Company, or to any shareholder of the Investment Company, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Investment Company.

The Adviser shall indemnify the Sub-Adviser and its officers, directors, employees, agents or legal representatives (collectively, "Related Persons") and hold them harmless from and against any and all actions, suits or claims whether groundless or meritorious and from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities (collectively, "Damages") arising directly or indirectly out of or in connection with the performance of services by the Sub-Adviser or its Related Persons hereunder to the extent such Damages result from any Culpable Act of the Adviser or any Related Person of the Adviser.

The Sub-Adviser shall indemnify the Adviser and its Related Persons from and against any Damages arising directly or indirectly out of or in connection with the performance of services by the Adviser or its Related Persons under this Agreement or the Advisory

Agreement, in each case, to the extent such Damages result from any Culpable Act of the Sub-Adviser or any of its Related Persons.

10.  DURATION AND TERMINATION.

     (a) This Agreement shall become effective with respect to the Fund on the date hereof. This Agreement, unless sooner terminated as provided herein, shall continue for the Fund for two years following the effective date of this Agreement with respect to the Fund, or the date of the first annual or special meeting of the shareholders of the Fund following such effective date, if approved by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and thereafter shall continue automatically for periods of one year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Investment Company who are not parties to this Agreement or "interested persons" (as defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of voting such approval, and (b) by the Board of Trustees of the Investment Company or by vote of a majority of the outstanding voting securities of the Fund.

     (b) This Agreement may be terminated by the Investment Company at any time, without the payment of any penalty, by vote of a majority of those members of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Adviser or the Investment Company or by the majority vote of either the entire Board of Trustees of the Investment Company or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Sub-Adviser. This Agreement may be terminated by the Adviser on 90 days' written notice to the Sub-Adviser. This Agreement may also be terminated by the Sub-Adviser on 90 days' written notice to the Adviser and the Investment Company. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940
Act).

11. CHOICE OF LAW. This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts and any applicable federal law.

12. LIMITATION OF LIABILITY. The Master Trust Agreement dated October 3, 1987, as amended from time to time, establishing the Investment Company, which is hereby referred to and a copy of which is on file with the Secretary of The Commonwealth of Massachusetts, provides that the name SSgA Funds means the Trustees from time to time serving (as Trustees but not personally) under said Master Trust Agreement. It is expressly acknowledged and agreed that the obligations of the Investment Company hereunder shall not be binding upon any of the Shareholders, Trustees, officers, employees or agents of the Investment Company, personally, but shall bind only the trust property of the Investment Company, as provided in its Master Trust Agreement. The execution and delivery of this Agreement have been authorized by the Trustees of the Investment Company and signed by an officer of the Investment Company, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Investment Company as provided in its Master Trust Agreement.

IN WITNESS WHEREOF, the due execution hereof as of the date first above written.

Attest:                                SSGA FUNDS MANAGEMENT, INC.

By:                                    By:
                                             --------------------------
                                       Name:
                                             --------------------------
                                       Title:
                                             --------------------------



Attest:                                THE TUCKERMAN GROUP, LLC

By:                                    By:
                                             --------------------------
                                       Name:
                                             --------------------------
                                       Title:
                                             --------------------------


Acknowledged and agreed to as of the date first set forth above with respect to the Investment Company's obligations under this Agreement.

THE SSGA FUNDS

By:
     --------------------------------
Name:
     --------------------------------
Title:
     --------------------------------

                                EXHIBIT "A"

As consideration for the Sub-Adviser's services to the Fund, the Sub-Adviser shall receive from the Adviser an annual advisory fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly on the first business day of each month, of the following annual percentages of the Fund's average daily net assets during the month:

SSgA Tuckerman Active REIT Fund              0.325%*

*Provided, however, that in accordance with the terms of the Investment Advisory Agreement between the Adviser and the Investment Company, to the extent that the Adviser waives all or a portion of the advisory fee that it receives with respect to the Fund, Adviser shall only pay to Sub-Advisor 50% of the advisory fee that the Adviser receives with respect to the Fund.

SSgA Tuckerman Active REIT Fund,
  A Series of SSgA Funds
One International Place
Boston, Massachusetts  02110

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints J. David Griswold and Deedra S. Walkey, and each and either one of them, proxies with full power of substitution, and authorizes each of them to represent and vote all shares of the SSgA Tuckerman Active REIT Fund (the "Fund"), a series of SSgA Funds, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders of the Fund to be held at the office of Frank Russell Investment Management Company, 909 A Street, Tacoma, Washington 98402 on August 27, 2001, at 11:00 a.m. local time, and at any adjournments thereof.

The Board of Trustees recommends a vote FOR the proposal to approve the Sub-Advisory Agreement among SSgA Funds Management, Inc., SSgA Funds and the Tuckerman Group LLC.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSALS. This proxy will be voted in the discretion of the persons named as proxies above as to any other matters that may properly come before the meeting or any adjournments thereof. A shareholder wishing to vote in accordance with the Board of Trustees' recommendations need only sign and date this proxy and return it in the enclosed envelope.

PLEASE RETURN BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION.

SSgA Tuckerman Active REIT Fund
Record Date Shares




                            PROXY VOTING MAIL-IN STUB

                                    PROPOSAL

TO APPROVE A SUB-ADVISORY AGREEMENT AMONG SSGA FUNDS MANAGEMENT, INC., SSGA FUNDS, AND THE TUCKERMAN GROUP LLC


                    / / FOR   / / AGAINST   / / ABSTAIN





Dated:  _________________, 2001




Signature(s) of Shareholder(s)


------------------------------------------------------------


------------------------------------------------------------
Signature (Please Sign Within box)          Date



------------------------------------------------------------


------------------------------------------------------------
Signature (Joint Owners)                    Date